EXHIBIT 10.1

EXECUTION COPY

TERMINATION AND REPLACEMENT
AGREEMENT

          TERMINATION AND REPLACEMENT AGREEMENT (this “TR Agreement”) dated as of November 19, 2004, among Countrywide Home Loans, Inc. (the “Borrower”), Countrywide Financial Corporation, the financial institutions listed in Annex I hereto under the captions “Continuing Lenders” (the “Continuing Lenders”) and “Additional Lenders” (the “Additional Lenders”, and together with the Continuing Lenders, the “Lenders”), Commerzbank AG, New York and Grand Cayman Branches and Societe Generale, as Documentation Agents (in such capacity, the “Documentation Agents”), BNP Paribas, as Syndication Agent (in such capacity, the “Syndication Agent”), Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), and Royal Bank of Canada, as Managing Administrative Agent (the “Managing Administrative Agent”). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the New Credit Agreement (as defined below).

W I T N E S S E T H:

          WHEREAS, the Borrower, the Continuing Lenders and certain other financial institutions, the Documentation Agents, the Syndication Agent, the Administrative Agent and the Managing Administrative Agent are parties to the Credit Agreement, dated as of May 12, 2004 (the “Original Credit Agreement”);

          WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

          WHEREAS, the Continuing Lenders and the Additional Lenders are willing, subject to the terms and conditions of this TR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein;

          NOW THEREFORE, in consideration of the mutual agreements contained in this TR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Termination and Replacement. Subject to the conditions set forth in Section 2 hereof:

     (i) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to the applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the “New Credit Agreement”) identical in form and substance to the Original Credit Agreement, except as expressly set forth below.

     (ii) The heading of the New Credit Agreement shall read as follows:

     “THIS CREDIT AGREEMENT dated as of November 19, 2004 among COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, COMMERZBANK AG, NEW YORK and GRAND CAYMAN BRANCHES and SOCIETE GENERALE, as Documentation Agents,

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BNP PARIBAS, as Syndication Agent, the LENDERS party hereto, BARCLAYS BANK PLC, as Administrative Agent, and ROYAL BANK OF CANADA, as Managing Administrative Agent.”

     (iii) The New Credit Agreement is hereby amended by deleting all references to the date “May 12, 2004” therein and by substituting in lieu thereof the date “November 19, 2004”.

     (iv) Section 1.01 of the New Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their entirety and substituting in lieu thereof the following definitions:

     “Commitment Termination Date” means November 18, 2005.

     “Effective Date” has the meaning assigned to such term in Section 2 of the TR Agreement.”

     “Term-Out Maturity Date” means, if so selected by the Borrower pursuant to Section 2.09(a), November 17, 2006.

     (v) Section 1.01 of the New Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

     “TR Agreement” means the Termination and Replacement Agreement dated as of November 19, 2004, among the Borrower, CFC, the Lenders and the Agents.

     (vi) Section 2.01(b) of the New Credit Agreement is hereby amended by inserting the word “and” immediately before clause (y) thereof and by deleting the words “and (z) no more than three Increased Facility Closing Dates may be selected by the Borrower after the Effective Date” in their entirety.

     (vii) Section 2.11(b) of the New Credit Agreement is hereby amended by deleting the reference to “June 30, 2004” and substituting in lieu thereof “December 30, 2004”.

     (viii) Section 3.04 of the New Credit Agreement is hereby amended by adding “and September 30, 2004” after “March 31, 2004” in sections 3.04(a)(ii) and 3.04(b)(ii).

     (ix) Schedule 2.01 of the New Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule 2.01 attached hereto.

     (x) Schedule 2.05 of the New Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule 2.05 attached hereto.

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     2. Conditions to Effectiveness. This TR Agreement shall be effective on the date on which all of the following conditions precedent have been satisfied (or waived in accordance with Section 10.02 of the New Credit Agreement) (the “Effective Date”):

     (i) The Managing Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this TR Agreement signed on behalf of such party or (b) written evidence satisfactory to the Managing Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

     (ii) The Managing Administrative Agent shall have received a favorable written opinion (addressed to the Managing Administrative Agent and the Lenders and dated the Effective Date) of Susan E. Bow, Managing Director, General Counsel, Corporate and Securities, and Corporate Secretary of CFC and CHL, substantially in the form of Exhibit C to the New Credit Agreement, and covering such other matters relating to CFC, CHL, this TR Agreement, the New Credit Agreement, the other Loan Documents or the Transactions as the Required Lenders shall reasonably request.

     (iii) The Managing Administrative Agent shall have received such documents and certificates as the Managing Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of CFC and CHL.

     (iv) The Managing Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date in connection with the transaction contemplated hereby, including, reasonable costs and out-of-pocket expenses required to be reimbursed or paid by CFC or CHL hereunder.

     3. Representations and Warranties. Each of the Borrower and CFC represents and warrants to the Lenders that (i) no Default or Event of Default exists on the Effective Date and (ii) each of the representations and warranties made by the Borrower and CFC pursuant to the New Credit Agreement are true and correct in all material respects on and as of the Effective Date.

     4. Expenses. The Borrower agrees to pay and reimburse the Managing Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this TR Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Managing Administrative Agent.

     5. GOVERNING LAW. THIS TR AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     6. Execution in Counterparts. This TR Agreement may be executed by one or more of the parties to this TR Agreement on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the

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same instrument. A set of the copies of this TR Agreement signed by all the parties shall be lodged with the Borrower and the Managing Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this TR Agreement to be executed as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By	/s/ Jennifer S. Sandefur

Name:	Jennifer S. Sandefur
Title:	Managing Director & Treasurer

COUNTRYWIDE FINANCIAL CORPORATION

By	/s/ Jennifer S. Sandefur

Name:	Jennifer S. Sandefur
Title:	Managing Director & Treasurer

ROYAL BANK OF CANADA, as Managing Administrative Agent

By	/s/ Gail Watkin

Name:	Gail Watkin
Title:	Manager, Agency

ROYAL BANK OF CANADA, as a Lender

By	/s/ Howard Lee

Name:	Howard Lee
Title:	Authorized Signatory

BARCLAYS BANK PLC, as Administrative Agent and as a Lender

By	/s/ Alison A. McGuigan

Name:	Alison A. McGuigan
Title:	Associate Director

CREDIT SUISSE FIRST BOSTON ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ Jay Chall

Name:	Jay Chall
Title:	Director

By	/s/ Gregory S. Richards

Name:	Gregory S. Richards
Title:	Associate

BNP PARIBAS, as Syndication Agent and as a Lender

By	/s/ Pierre Nicholas Rogers

Name:	Pierre Nicholas Rogers
Title:	Managing Director

By	/s/ Sandra F. Bertram

Name:	Sandra F. Bertram
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Documentation Agent and as a Lender

By	/s/ Werner Schmidbauer

Name:	Werner Schmidbauer
Title:	SVP

By	/s/ Yangling Joanne Si

Name:	Yangling Joanne Si
Title:	AVP

LLOYDS TSB BANK PLC, as a Lender

By	/s/ James M. Rudd

Name:	James M. Rudd
Title:	Vice President
Financial Institutions, USA
R091

By	/s/ Candice Beato

Name:	Candice Beato
Title:	Assistant Vice President
Financial Institutions, USA
B059

SOCIÉTÉ GÉNÉRALE, as a Documentation Agent and as a Lender

By	/s/ Frank A. Bonavita

Name:	Frank A. Bonavita
Title:	Managing Director

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By	/s/ J. Curtin Beaudouin

Name:	J. Curtin Beaudouin
Title:	Director

By	/s/ Mark van der Griend

Name:	Mark van der Griend
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as a Lender

By	/s/ Todd S. Meller

Name:	Todd S. Meller
Title:	Managing Director

CITICORP USA, INC., as a Lender

By	/s/ Yoki Otani

Name:	Yoki Otani
Title:	Managing Director

HSBC BANK USA, as a Lender

By	/s/ Paul Lopez

Name:	Paul Lopez
Title:	SVP

LEHMAN BROTHERS BANK, FSB, as a Lender

By	/s/ Janine M. Shugan

Name:	Janine M. Shugan
Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By	/s/ Diane Ferguson

Name:	Diane Ferguson
Title:	Managing Director

WEST LB AG, NEW YORK BRANCH, as a Lender

By	/s/ Samuel Bridges

Name:	Samuel Bridges
Title:	Executive Director

By	/s/ David Sellers

Name:	David Sellers
Title:	Executive Director

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ Joseph C. Campagna

Name:	Joseph C. Campagna
Title:	First Vice President

By	/s/ Norman McClave

Name:	Norman McClave
Title:	First Vice President

BAYERISCHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender

By	/s/ Paul M. Dolan

Name:	Paul M. Dolan
Title:	Director

By	/s/ William Orsini

Name:	William Orsini
Title:	Managing Director, HVB Group

MIZUHO CORPORATE BANK, LTD, as a Lender

By	/s/ Robert Gallagher

Name:	Robert Gallagher
Title:	Senior Vice President

US BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Douglas A. Rich

Name:	Douglas A. Rich
Title:	Vice President

CALYON NEW YORK BRANCH, as a Lender

By	/s/ Sebastian Rocco

Name:	Sebastian Rocco
Title:	Managing Director

By	/s/ W. Jay Buckley

Name:	W. Jay Buckley
Title:	Managing Director

BANK OF HAWAII, as a Lender

By	/s/ Linda R. Ho

Name:	Linda R. Ho
Title:	Assistant Vice President

FIFTH THIRD BANK, as a Lender

By	/s/ Kevin C. M. Jones

Name:	Kevin C. M. Jones
Title:	Vice President

ANNEX I

Replacement Commitment Schedule

Continuing Lenders

Royal Bank of Canada
Barclays Bank PLC
BNP Paribas
Commerzbank AG, New York and Grand Cayman Branches
Lloyds TSB Bank PLC
Dresdner Bank AG, New York Branch
The Bank of Nova Scotia
Citicorp USA, Inc.
HSBC Bank USA
Lehman Brothers Bank FSB
The Royal Bank of Scotland PLC
Société Générale
West LB AG, New York Branch
Mizuho Corporate Bank, Ltd
US Bank, National Association
Calyon New York Branch
Bank of Hawaii
Fifth Third Bank
Bayerische Landesbank, Cayman Islands Branch

Additional Lenders

Bayerische Hypo-und and Vereinsbank AG, New York Branch

Credit Suisse First Boston, acting through its Cayman Islands Branch

SCHEDULE 2.01

COMMITMENTS

Lenders	Commitment
Royal Bank of Canada	$150,000,000.00
Barclays Bank PLC	$200,000,000.00
Credit Suisse First Boston, acting through its Cayman Islands Branch	$200,000,000.00
BNP Paribas	$175,000,000.00
Commerzbank AG, New York and Grand Cayman Branches	$175,000,000.00
Lloyds TSB Bank PLC	$175,000,000.00
Dresdner Bank AG, New York Branch	$150,000,000.00
The Bank of Nova Scotia	$100,000,000.00
Bayerische Hypo-und and Vereinsbank AG, New York Branch	$100,000,000.00
Bayerische Landesbank, Cayman Islands Branch	$100,000,000.00
Citicorp USA, Inc.	$100,000,000.00
HSBC Bank USA	$100,000,000.00
Lehman Brothers Bank FSB	$100,000,000.00
The Royal Bank of Scotland PLC	$100,000,000.00
Société Générale	$100,000,000.00
West LB AG, New York Branch	$100,000,000.00
Mizuho Corporate Bank, Ltd	$50,000,000.00
US Bank, National Association	$50,000,000.00
Calyon New York Branch	$25,000,000.00
Bank of Hawaii	$25,000,000.00
Fifth Third Bank	$25,000,000.00

TOTAL	$2,300,000,000.00

SCHEDULE 2.05

SWINGLINE COMMITMENTS

Lenders	Swingline Commitment
Barclays Bank PLC	$200,000,000.00
BNP Paribas	$175,000,000.00
Commerzbank AG, New York and Grand Cayman Branches	$175,000,000.00
Royal Bank of Canada	$150,000,000.00
Citicorp USA, Inc.	$100,000,000.00
Société Générale	$100,000,000.00

TOTAL	$900,000,000.00